Revenue Recognition	6 Months Ended	12 Months Ended
	Dec. 31, 2015	Jun. 30, 2015
Revenue Recognition [Abstract]
Revenue Recognition And License Agreement [Text Block]

Note 5 — Revenue Recognition

The $448,000 and $7,000 product and service revenue recognized during the three months ended December 31, 2015 and 2014, respectively, represents sales of the Company’s ProstaScint and Primsol products and the RedoxSYS System. The $914,000 and $13,000 product and service revenue recognized during the six months ended December 31, 2015 and 2014, respectively, represents sales of the Company’s ProstaScint and Primsol products and the RedoxSYS System.
The license revenue of $21,000 and $43,000 recognized in the three and six months ended 2015 and 2014 respectively, represents the amortization of the upfront payments received from the Company’s license agreements. The initial payment of $500,000 from the license agreement of Zertane with a Korean pharmaceutical company was deferred and is being recognized over ten years. The initial payment of $250,000 from the license agreement of Zertane with a Canadian-based supplier was deferred and is being recognized over seven years.

Note 3 — License Agreement/Revenue Recognition

During 2011, Ampio entered into a license, development and commercialization agreement with a major Korean pharmaceutical company which was assigned to Vyrix when it was formed in 2013. The agreement grants the pharmaceutical company exclusive rights to market Zertane in South Korea for the treatment of premature ejaculation (“PE”) and for a combination drug to be developed, utilizing Zertane and an erectile dysfunction drug. Upon signing of the agreement, Ampio received a $500,000 upfront payment, the net proceeds of which were $418,000 after withholding of Korean tax. The upfront payment has been deferred and is being recognized as license revenue over a ten year period. Milestone payments of $3,200,000 may be earned and recognized contingent upon achievement of regulatory approvals and cumulative net sales targets, which may take several years. In addition, Aytu may earn a royalty based on 25% of net sales, as defined, if the royalty exceeds the transfer price of the Zertane product. No royalties have been earned to date.
In April 2014, Vyrix entered into a Distribution and License Agreement (the “Paladin Agreement”) with Endo Ventures Limited, which recently acquired Paladin Labs Inc. (“Paladin”), whereby Paladin has exclusive rights to market, sell and distribute Zertane in Canada, the Republic of South Africa, certain countries in Sub Saharan Africa, Colombia and Latin America. The Paladin Agreement expires on a country by country basis upon the later of fifteen years after the first commercial sale of the product in that country or expiration of market exclusivity for Zertane in that country. Paladin paid $250,000 to Vyrix upon signing the Paladin Agreement and is obligated to make milestone payments aggregating up to $3,025,000 based upon achieving Canadian and South African product regulatory approval and achieving specific sales goals. The upfront payment has been deferred and is being recognized as license revenue over a seven year period. In addition, the Paladin Agreement provides that Paladin pay royalties based on sales volume.